FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    March 21, 2001
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                            GREATER COMMUNITY BANCORP
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              (Exact name of registrant as specified in its charter)





      NEW JERSEY                01-14294                   22-2545165
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    (State of other           (Commission                 (IRS Employer
     jurisdiction of            File No.)                  Identification No.)
     incorporation)



         55 UNION BOULEVARD, TOTOWA, NJ                      07512
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(Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code: 973-942-1111
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         (Former name or former address, if changed since last report)

Item 5.  Other Events


         On March 21, 2001, John L. Soldoveri, Chairman of Greater Community Bancorp, announced that the Board of Directors approved a quarterly cash dividend of $.075 per share to be paid on April 30, 2001 to shareholders of record on April 13, 2001.




Item 7.  Financial Statements and Exhibits.

  (c)    Exhibits.  The following exhibit is being filed with this Report and is attached hereto:

             99.1 Press Release issued March 21, 2001 relating to the announcement of $.075 per share cash dividend on company's outstanding common stock.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  GREATER COMMUNITY BANCORP
                                  (Registrant)




Date:    April 9, 2001            /s/ George E. Irwin
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                                 (Signature)
                                  GEORGE E. IRWIN
                                  PRESIDENT AND C.E.O.

                                  EXHIBIT 99.1


                            GREATER COMMUNITY BANCORP
             55 Union Boulevard, P.O. Box 269, Totowa, NJ 07511-0269
                        (973) 942-1111 Fax (973) 942-9816
                            www.greatercommunity.com


                              FOR IMMEDIATE RELEASE

                                                       CONTACT: GEORGE E. IRWIN
                                                                      PRESIDENT
                                                          (973) 942-1111 X 1018
                                                                   SYMBOL: GFLS

         Totowa, NJ, March 21, 2001 - John L. Soldoveri, Chairman of Greater Community Bancorp reported today that the Board of Directors of the company had declared a regular quarterly cash dividend of $.075 per share. The dividend is payable on April 30, 2001 to shareholders of record on April 13, 2001.

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